ALY ENERGY SERVICES, INC.

ALY ENERGY SERVICES, INC
MANAGEMENT PRESENTATION

June 2014






This presentation contains certain items which may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are not generally historical in nature, include those that express a belief, expectation or intention regarding our future activities, plans and goals and our current expectations. Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. We have described the most significant of these risks and uncertainties in our reports filed with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.

STRATEGIC VISION / MISSION

"To create a multi-faceted oilfield services company, through both organic growth and acquisitions, that provides its customers the best in class operators and highest quality equipment in a cost effective manner while maintaining the highest safety standards."

ALY ENERGY SERVICES, INC.

AUSTIN CHALK PETROLEUM SERVICES

ALY CENTRIFUGE

EVOLUTION GUIDANCE SYSTEMS

CORPORATE HISTORY

July 2012 – Founded by Micki Hidayatallah

October 2012 – Acquired Austin Chalk Petroleum Services Corp. ("ACPS")

2013 – $9.8 million of capital investments in ACPS

April 2014 – Acquired United Centrifuge ("AC")

June 2014 – Down payment of $1 million made for the Saskatchewan equipment

July 2014 – Acquired Evolution Guidance Systems, LLC ("EVO")

2012 | 2013 | 2014

GROWTH STRATEGY

- *Diversify Customer Base*
- *Expand Geographic Footprint*
- *Increase Product Inventory*
- *Expand Products and Services Offered*
- *Maximize Equipment, Labor and Trucking Utilization*
- *Increase Return on Capital Employed*

MANAGEMENT TEAM

Micki Hidayatallah
CEO and Chairman

- Former Founder, CEO and Chairman of Allis-Chalmers Energy Inc. from 2001, through IPO, until its ultimate sale for $1.1 billion in 2011
- In 2008, *Fortune* named Allis-Chalmers as the 3rd fastest growing company in the USA, ranking #1 in revenue growth

Mark C. Patterson
COO and President

- Over 33 years experience in the OFS industry, joining Allis-Chalmers in 2007 and serving as Executive Vice President and President of the Rentals Division
- Served on the Board of an international JV with a company operating in the Kingdom of Saudi Arabaia

Alya Hidayatallah
CFO

- Joined the Aly Energy Services team in January 2013 after serving as assistant CFO and Director of Planning and Budgeting for Archer Ltd., which had purchased Allis-Chalmers Energy in 2011
- Previous experience includes the Financial Restructuring Group of Houlihan Lokey Howard & Zukin

ACQUISITION CRITERIA OF ALYE

- Bolt-on Products and Services
- Basin Expansion
- Cross Selling Opportunities
- Product Differentiation
- Drilling, Completion, and Production Cycle Balancing


SUCCESS

DELIVERING CONTINUOUS GROWTH

Revenue


CAGR: 72.1%
Revenue ($ in Millions)
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
2012
2013
2014
2015
ACPS
AC
Evolution

ACPS CAGR: 17.9%

AC CAGR: 159.7%

Evolution CAGR: 350.4%

EBITDA


CAGR: 64.8%
Revenue ($ in Millions)
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
($10.0)
2012
2013
2014
2015
ACPS
AC
Evolution
Corporate

ACPS CAGR: 10.5%

AC CAGR: 204.5%

Evolution CAGR: 699.3%

INVESTMENT HIGHLIGHTS

Highly Experienced, Proven Management Team

Successful Track Record of Delivering Growth and Shareholder Returns

Substantial Knowledge of and an Ability to Access the Capital Markets

Lean Operations Resulting in High EBITDA Margins

BUSINESS AND OPERATIONS



OVERVIEW

Surface Rental Equipment

Fluids Management

Solids Control

MWD Kits

Chemicals

OPERATING REGIONS

ALYE
- Houston, TX (Corporate HQ)

ACPS
- Giddings, TX (HQ and fabrication)
- San Angelo, TX
- Dilley, TX

Aly Centrifuge
- Celina, TX (HQ and refurbishing)
- Pennsylvania
- Oklahoma City, OK



Corporate HQ
ACPS HQ
Aly Centrifuge HQ
Facilities

KEY OPERATIONS PROFESSIONALS

Kurt Chew

President of ACPS

- Founded ACPS in 1984 (former owner)
- Since inception, ACPS has experienced significant growth in its equipment rental business and established a reputation for high quality equipment and services

Myles Bowman

President of Aly Centrifuge

- Started United Centrifuge USA in 2012 after 6 years of experience with Patterson UTI Drilling in Business Development as Contracts Manager
- At Patterson UTI, Mr. Bowman was instrumental in helping lead both North Texas and the Northeast regions to the top revenue producing areas for the company

THE ALY DIFFERENCE

"Space Saving" Vertical Mud Circulating Tanks

AUSTIN CHALK PETROLEUM SERVICES

60 BBL - 400 BBL Mud Mixing Plants

ALY ENERGY SERVICES, INC.

Proprietary Centrifuge Designs for Quick Rotating Assembly Replacement

EVOLUTION GUIDANCE SYSTEMS

ALY CENTRIFUGE

FULL SERVICE OFFERING!

ACPS PRODUCTS AND SERVICES

Drilling and Completion

- 400 bbl vertical "space saving" mud circulating tanks
- 500 bbl rounded bottom mud circulating tanks (skid and wheel mounted)
- Diesel and electric mud and water transfer pumps
- Mud gas separators with flare lines and flare stacks
- Live oil skimming systems
- Electric and diesel powered mud mixing plants
- 3 inch waterlines
- Driveovers
- Light towers

Surface Operations

- Roustabout crews for rig-up and rig-down
- Onsite welding and mechanical service
- Trucking, including winch truck hauling
- Environmental containment and berms
- Skimming system operators
- Clean-out services with high pressure steam cleaning

General

- Equipment design and manufacturing
- Rig site equipment maintenance and refurbishment

400bbl MUD CIRCULATING TANKS



Differentiated and manufactured with specifically designed jet lines for maximum circulating capability.



98 innovative space saving upright tanks designed for use on smaller drilling pads; unique in the markets we serve.

500bbl MUD CIRCULATING TANKS



117 new state of the art tanks on wheels specifically designed for maximum circulating capability.

SKIMMING SYSTEMS





Custom design for enhanced oil recovery

MUD GAS SEPARATORS



Gas busters are used in both drilling and flow-back applications to safely separate and flare surface gas and H2S from return drilling and completion fluid

AC PRODUCTS AND SERVICES

Drilling

- SS2000
- SS1000
- SS800
- Shakers
- Dryers
- V-Bottom Tanks
- Pumps
- Torpedo Tanks
- Polymer Tanks

Surface Operations

- Roustabout crews for rig-up and rig-down
- Electric and mechanical services
- Refurbishment and rotary assembly replacement services
- Highly trained and skilled solids control operators



CENTRIFUGES






CAUTION
DRAIN PUMP
IN COLD
WEATHER
USC-201



Proprietary design for quick and easy replacement of Rotating Assemblies



STRENGTHS ACROSS PLATFORMS

- Design and fabrication capability
- In House and well-site retrofitting, refurbishing and repair
- Highly mobile product offerings
- Full service offerings with roustabouts and equipment
- Experienced personnel
- Long-term supply agreements
- Exclusivity from Canadian manufacturer
- Uniform solids control equipment



CUSTOMERS

% of 1Q14 Total Revenue

ACPS Customer	%
Pioneer	20%
Halcon	16%
Crimson	11%
Oak Valley	7%
Murphy	5%
Sanchez	5%
EOG	5%

AC Customer	%
Cabot	27%
Chief	17%
Devon	12%
Continental	8%
PDC	9%
EdgeMarc	6%
Atlas	3%

	ACPS	Aly Centrifuge
MSAs	52	14
RGC	38	12

INVENTORY AND UTILIZATION

Item	Inventory Count	Utilization
400s	95	84%
500s	137	91%
DMPs	24	88%
EMPs	18	72%
Skimmers	7	43%
MMPs	8	75%
LTs	22	82%
GBs	16	56%
Driveovers	30	77%
SS2000s	28	73%
SS1000s	12	50%
SS800s	6	75%

INTEGRATED OPS. / SYNERGIES

- ***Management Integration and Reporting***
- ***Sales and Marketing Integration***
- ***Cross Selling Basin Opportunities***
- ***Cross Selling by Customer / Customer Diversification***
- ***Repair and Fabrication Integration***
- ***Training, Service and Trucking Synergies***

ALY ENERGY SERVICES, INC.

GROWTH OPPORTUNITIES
(ORGANIC AND ACQUISITIONS)



ORGANIC GROWTH

- Expansion of Services Surrounding Mud Delivery, Solids Control and Fluids Management
- Differentiation of Products and Services
- Retention of Skilled and Trained Operators
- Growth in Market Share by Basin and Nationwide
- Expansion of Repair and Fabrication Capabilities

EVOLUTION GUIDANCE SYSTEMS

- Founded in 2013 by Henry Iwunze and Thor Eckmann
  - Mr. Iwunze has prior management and technical experience with Archer Directional Drilling Services, Pinpoint Drilling and Directional Services, and Halliburton Energy Services fleet of tools
  - Mr. Eckmann most recently worked as the Drilling Superintendent for Pioneer Natural Resources, having served as a consulting and technical advisor for Apache and Mariner Energy and International Sales & Technical Advisor for Archer Ltd.
- Proprietary MWD kits with advanced gamma technology and technology to build a gamma imaging tool named Azimuthal Gamma
- Preferred vendor to major IOC through April 2015
- Capability to develop and acquire 20 full directional drilling packages by 2016

IMPACT SOLUTIONS

- Signed Joint Sales and Marketing Agreement – May 1, 2014
- Manufactures and supplies well bore strengthening additives and lost circulation products used in drilling operations to E&P companies throughout the world
- ALYE is marketing 4 specific IS products, on consignment, for a percentage of gross sales

JOINT VENTURE

- Early stages of creating a JV with an International Company operating in several service markets across multiple industries
- State of the art cleaning technology utilizing CO2 for environmental remediation and reduced or waterless cleaning
- Focused oil and gas services offering using proprietary and patented technologies, equipment and operating protocols

SAFETY AND ENVIRONMENTAL

- Protect the health, safety and security of our people at all times through dedicated and specified training and supervision
- Meet specified customer requirements and ensure continuous customer satisfaction
- Minimize our impact on the environment through pollution prevention and the reduction and recycling of waste
- Apply our technical skills to all HSE aspects in the design and engineering of our products and services

FINANCIAL HISTORY AND PROGRESSION






INCEPTION

- Micki Hidayatallah founded Aly Energy in July 2012

Prior Experience

Founded Allis-Chalmers in 2001 and completed over 20 acquisitions within 10 years

Annual revenue increased from approximately $5 million in 2001 to over $650 million in 2011

Objective and Strategy

To create a multi-faceted OFS company to provide products and services to E&P companies throughout the life cycle of the well

Achieve objective through organic growth and strategic acquisitions

Access to Capital

Mr. Hidayatallah forged strong relationships with both debt and equity financing sources during his tenure at Allis-Chalmers and has significant access to the capital markets currently

ACPS: ANCHOR ACQUISITION

- Aly Energy Services acquired ACPS in October 2012

Business Overview

Rents surface equipment primarily for use in horizontal land-based drilling

Provides rig-up and rig-down services for customers

Hauls equipment to customers' well sites

Investment Highlights

Achieved rapid growth while maintaining high margins

Kurt Chew had proven track record of modifying "dumb iron" to provide a more unique product

Largest Customer (~50%) had long-standing relationship with ACPS and requested additional equipment and services offerings

Consideration & Financing

$22.5 million (3.3x LTM EBITDA of $6.9 million as of Sept. 30, 2012) - $18.7 million Cash, $3.8 million Preferred Stock

$18.3 million credit facility with Wells Fargo

$13.5 million equity raised from friends, family and previous investors in Allis-Chalmers

ACPS: FINANCIAL PERFORMANCE

	LTME					
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014
Revenue	$ 15,946,102	$ 17,334,380	$ 18,478,750	$ 18,496,039	$ 18,417,552	$ 19,302,365
% Growth		*8.7%*	*6.6%*	*0.1%*	*-0.4%*	*4.8%*
Cost of Revenues	6,203,455	7,615,991	8,924,367	9,359,757	9,962,494	10,135,256
SG&A	1,747,090	2,005,045	2,105,783	2,160,896	2,311,390	2,329,640
EBITDA	**$ 7,995,557**	**$ 7,713,344**	**$ 7,448,600**	**$ 6,975,387**	**$ 6,143,668**	**$ 6,837,469**
% of Revenue	*50.1%*	*44.5%*	*40.3%*	*37.7%*	*33.4%*	*35.4%*

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Revenue	$ 4,933,732	$ 4,397,449	$ 4,793,239	$ 4,371,620	$ 4,855,245	$ 5,282,262
% Growth		*-10.9%*	*9.0%*	*-8.8%*	*11.1%*	*8.8%*
Cost of Revenues	1,870,401	2,383,595	2,677,463	2,428,299	2,473,138	2,556,357
SG&A	557,216	525,675	546,460	531,545	707,710	543,925
EBITDA	**$ 2,506,115**	**$ 1,488,179**	**$ 1,569,317**	**$ 1,411,776**	**$ 1,674,397**	**$ 2,181,979**
% of Revenue	*50.8%*	*33.8%*	*32.7%*	*32.3%*	*34.5%*	*41.3%*

ACPS: 2013 ACHIEVEMENTS

- Successfully executed the "4-legged stool" strategy at ACPS in 2013
  - ***Increased inventory in equipment fleet*** by investing approximately $9.8 million in new equipment, including 100 MCTs with a 500bbl capacity and 10 new winch trucks
  - ***Expanded product and service offerings*** by purchasing and renting containments/berms and the associated services at the request of customers and fabricating new and innovative products, such as drive-overs and 400bbl capacity mud mixing plants
  - ***Diversified customer base*** by increasing the number of unique revenue generating customers from 44 to 77 for the years ended December 31, 2012 and March 31, 2014, respectively, and decreasing the % of revenue attributable to the top 3 customers from 79.8% to 47.1% over the same period
  - ***Expanded geographically*** to the Permian Basin by opening a yard in San Angelo and growing revenue from $253,000 for the three months ended August 31, 2013 to $2.0 million for the three months ended April 30, 2014



AC: ACQUISITION #2

- Aly Energy Services acquired Aly Centrifuge in April 2014

Business History & Overview

Founded by majority owners Tim Pirie (CNS) and Ed Lantz (United Oilfield) in March 2012 to expand marketing of UOI centrifuges into the US

Solids control company which rents centrifuges and ancillary equipment to E&P customers and provides personnel to operate the equipment when necessary

Investment Highlights

Unique product due to the ability to quickly "swap out" rotating assemblies on site

Strong EBITDA margins

Strong existing customer relationships and numerous new customers asking for equipment

Dedicated management team and high employee retention rate

Consideration & Financing

Up to $25.7 million (4.0x LTM EBITDA of $6.5 million as of March 31, 2014) - $15.7 million Cash, $5.0 million Preferred Stock, up to $5.0 million Earn-Out

Amended and restated $30.0 million credit facility with Wells Fargo

$7.0 million equity raised from foreign investors at $0.55 per share

AC: FINANCIAL PERFORMANCE

	LTME					
	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	3/31/2014
Revenue	$ 2,258,122	$ 4,485,333	$ 5,921,061	$ 8,457,641	$ 12,014,526	$ 13,846,217
% Growth		*98.6%*	*32.0%*	*42.8%*	*42.1%*	*15.2%*
Cost of Revenues	1,250,773	2,559,428	3,182,876	4,361,391	5,865,560	6,538,947
SG&A	373,844	390,636	458,047	485,077	714,242	838,371
EBITDA	**$ 633,505**	**$ 1,535,270**	**$ 2,280,138**	**$ 3,611,173**	**$ 5,434,723**	**$ 6,468,899**
% of Revenue	*28.1%*	*34.2%*	*38.5%*	*42.7%*	*45.2%*	*46.7%*

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Revenue	$ 537,574	$ 2,294,634	$ 2,433,870	$ 3,191,562	$ 4,094,459	$ 4,126,325
% Growth		*326.8%*	*6.1%*	*31.1%*	*28.3%*	*0.8%*
Cost of Revenues	304,440	1,401,140	1,153,769	1,502,042	1,808,609	2,074,528
SG&A	134,344	113,617	99,704	137,412	363,510	237,746
EBITDA	**$ 98,790**	**$ 779,876**	**$ 1,180,398**	**$ 1,552,109**	**$ 1,922,341**	**$ 1,814,051**
% of Revenue	*18.4%*	*34.0%*	*48.5%*	*48.6%*	*46.9%*	*44.0%*

EVOLUTION: ACQUISITION #3

- Aly Energy Services and Evolution executed a definitive agreement in June 2014 with an effective close date of July 1, 2014

Business History & Overview

Founded in 2013 by Henry Iwunze and Thor Eckmann to fill a technology gap in MWD tools primarily used in directional drilling

Primary objective is to introduce new generation MWD tools that have an advanced gamma technology and a gamma imaging tool named Azimuthal Gamma

Investment Highlights

Proprietary MWD kits with advanced gamma technology and a gamma imaging tool named Azimuthal Gamma

Preferred vendor to major IOC through April 2015

Capability to develop and acquire 20 full directional drilling packages by 2016

Consideration & Financing

~$1.7 million (0.7x 2014E EBITDA of $2.6 million) – 3.0 million shares valued at $0.55 per share based on April equity infusion

2013 PRO FORMA PERFORMANCE

	2013				
	ACPS	AC	Evolution	Corporate	Total
Revenue	$ 18,417,552	$ 12,014,526	$ 1,333,563	$ -	$ 31,765,641
% Growth					
Cost of Revenues	9,962,494	5,865,560	316,811	-	16,144,865
SG&A	2,311,390	714,242	842,337	1,504,538	5,372,507
EBITDA	**$ 6,143,668**	**$ 5,434,723**	**$ 174,415**	**$ (1,504,538)**	**$ 10,248,269**
% of Revenue	*33.4%*	*45.2%*	*13.1%*	*NA*	*32.3%*
Purchase Price	$ 22,500,000	$ 25,700,000	$ 1,700,000		
EBITDA Multiple	3.7x	4.7x	9.7x		

FINANCIAL PROJECTIONS

Revenue	2011	2012	2013	2014	2015
ACPS	$ 7,380,453	$ 15,946,102	$ 18,417,552	$ 21,307,643	$ 26,144,360
% Growth		*116%*	*15%*	*16%*	*23%*
AC	-	2,258,122	12,014,526	19,905,733	39,562,916
% Growth			*432%*	*66%*	*99%*
Evolution	-	-	1,333,563	7,563,527	27,052,313
% Growth				*467%*	*258%*
Total Revenue	**$ 7,380,453**	**$ 18,204,224**	**$ 31,765,641**	**$ 48,776,903**	**$ 92,759,589**
% Growth		*147%*	*74%*	*54%*	*90%*

Cost of Revenues	2011	2012	2013	2014	2015
ACPS	$ 3,030,614	$ 6,203,455	$ 9,962,494	$ 10,311,860	$ 12,652,596
% Growth		*105%*	*61%*	*4%*	*23%*
AC	-	1,250,773	5,865,560	9,932,603	19,702,156
% Growth			*369%*	*69%*	*98%*
Evolution	-	-	316,811	1,990,282	6,075,816
% Growth				*528%*	*205%*
Total Cost of Revenues	**$ 3,030,614**	**$ 7,454,228**	**$ 16,144,865**	**$ 22,234,745**	**$ 38,430,567**
% Growth		*146%*	*117%*	*38%*	*73%*

FINANCIAL PROJECTIONS (CONT.)

Gross Margin		2011		2012		2013		2014		2015
ACPS	$	4,349,839	$	9,742,647	$	8,455,058	$	10,995,783	$	13,491,764
% Growth				*124%*		*-13%*		*30%*		*23%*
AC		-		1,007,349		6,148,966		9,973,130		19,860,760
% Growth						*510%*		*62%*		*99%*
Evolution		-		-		1,016,752		5,573,245		20,976,497
% Growth								*448%*		*276%*
Total Gross Margin	**$**	**4,349,839**	**$**	**10,749,996**	**$**	**15,620,776**	**$**	**26,542,158**	**$**	**54,329,022**
% Growth				*147%*		*45%*		*70%*		*105%*
% of Revenue		*59%*		*59%*		*49%*		*54%*		*59%*

FINANCIAL PROJECTIONS (CONT.)

EBITDA	2011	2012	2013	2014	2015
ACPS	$ 3,197,897	$ 7,995,557	$ 6,143,668	$ 8,801,691	$ 10,799,626
% Growth		*150%*	*-23%*	*43%*	*23%*
AC	-	633,505	5,434,723	8,944,523	17,877,874
% Growth			*758%*	*65%*	*100%*
Evolution	-	-	174,415	2,635,137	11,143,489
% Growth				*1411%*	*323%*
Corporate	-	(136,555)	(1,504,538)	(1,800,355)	(1,800,355)
% Growth			*1002%*	*20%*	*0%*
Total EBITDA	**$ 3,197,897**	**$ 8,492,507**	**$ 10,248,269**	**$ 18,580,996**	**$ 38,020,634**
% Growth		*166%*	*21%*	*81%*	*105%*
% of Revenue	*43%*	*47%*	*32%*	*38%*	*41%*

ACCESS TO CAPITAL

- **Debt**: Strong historical relationship with Wells Fargo and many other banks
  - Amegy will be joining the credit facility
- **Equity**: Proven ability to raise significant funds through the issuance of equity to friends, family and other individuals
  - Rights offering to initial investors in December 2013 was over-subscribed
  - Sold over 12.0 million shares at $0.55 per share to foreign investors in April 2014
- **2014 Objective**: List on a major exchange in Q3 2014

LIQUIDITY AND CAPEX PROGRAM

- As of March 31, 2014:
  - Cash on Hand (as of June 10, 2014): $5.5 million
  - Receivables: $7.9 million
  - Borrowing Base / Availability: $5.0 million
- 2014 CAPEX Program
  - ACPS: $3.6 million
  - AC: $2.7 million
  - Evolution: $3.3 million
- Saskatchewan Consideration:
  - $4.0 million Cash ($3.0 million remaining)
  - $4.0 million Preferred Stock
  - $2.0 million Note

2014 CAPEX Breakdown


34%
39%
28%
ACPS
Evolution
AC